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MAY 2017 DRAFT PRESENTATION INVESTOR

IMPORTANT ADDITIONAL INFORMATION

Cautionary Statement Regarding Certain Statements

You are urged to exercise caution in considering any trends or guidance disclosed in this presentation. This presentation, as well as information contained in oral statements issued by or on behalf of our company contains or may contain "forward-looking statements" within the meaning of the federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including the factors described under "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated or supplemented by subsequent reports we file with the SEC. We do not assume any obligation to publicly update any forward-looking statements after they are made, whether as a result of new information, future events or otherwise. The ability of our company to meet its performance targets is substantially dependent on the foregoing factors.

We have neither sought nor obtained the consent from any third party to use any statements or information contained herein. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for the views expressed herein.

Important Information

Buffalo Wild Wings, Inc., its directors and certain of its executive officers and employees are participants in the solicitation of proxies from Buffalo Wild Wings shareholders in connection with its 2017 annual meeting of shareholders to be held on June 2, 2017. Information concerning the identity and interests of these persons is available in the definitive proxy statement Buffalo Wild Wings filed with the SEC on April 21, 2017.

Buffalo Wild Wings has filed a definitive proxy statement in connection with its 2017 annual meeting. The definitive proxy statement, any amendments thereto and any other relevant documents, and other materials filed with the SEC concerning Buffalo Wild Wings are (or will be, when filed) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the definitive proxy statement and any other relevant documents that Buffalo Wild Wings files with the SEC when they become available before making any voting decision because they contain important information.

Non-GAAP Reconciliation and Certain Supplemental Financial Information

This presentation includes non-GAAP financial measures. Reconciliations of and certain required disclosures regarding these non-GAAP financial measures and supplemental financial information can be found in the Appendix.

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4 SUPERIOR RETURNS FOR BWLD SHAREHOLDERS AND REFRESHED BOARD ENSURING CONTINUED OUTPERFORMANCE… 24% 19% 19% 16% 15% 15% 14% 13% 11% 11% 11% 1% (3%) (15%) Source: Company filings and FactSet. Note: Market data as of April 28, 2017 . 1. Represents annualized TSR since respective IPO for each company. 2. As of reincorporation date from Morrison Restaurants, Inc. 3. As of June 2017, in years. 4. Pro forma for 2017 nominees. 3.8 2.4 3.2 4.1 4.2 6.0 6.0 7.1 7.5 8.2 8.4 9.1 10.1 11.4 13.4 Outstand ing Sharehol der Returns 4 2003 2012 1981 2012 1995 1992 1984 2002 1991 1996 1998 1996 2 2010 2004 IPO Date : 2012 (66%) ANNUALIZED TSR SINCE EACH COMPANY’S IPO 1 AVERAGE TENURE OF INDEPENDENT DIRECTORS 3 Refreshed Board with Fresh Perspectiv es

5 THE MARCATO HEDGE FUND EFFORTS TO TAKE OVER THE [BWLD] BOARD AND UNSEAT ALL MANAGEMENT WILL BE SUCCESSFUL… HERE’S WHAT WILL CHANGE…MASSIVE G&A CUTS AND LAYOFFS… LET’S HOPE THE LIGHTS ARE LEFT ON . August 2016 email from Emil Lee Sanders, Marcato Nominee for BWLD Board, to BWLD franchisees to solicit interest in selling units: …WHILE MARCATO’S BOARD NOMINEE VIEWS THEIR PROPOSAL AS LEADING TO “LIGHTS OUT ”

6 WE ARE LISTENING TO MARCATO, BUT JUST BECAUSE THEY ARE A FIVE PERCENT OWNER DOESN’T MEAN THEY KNOW… HOW TO ACHIEVE EVEN MORE SUCCESS…[THE FRANCHISEES THAT ALSO OWN STOCK] WILL VOTE IN SUPPORT OF OUR CURRENT BOARD MEMBERS AND…TEAM . – Wray Hutchinson , 45 - unit franchisee and Chairman of the independent franchise association (March 13, 2017, press release by Franchise Business Services 1 ) OVER 90% OF FRANCHISEES SUPPORT BWLD BOARD AND MANAGEMENT Source: Franchise Business Services press release on March 13, 2017. 1. Franchise Business Services is an independent association that serves the community of BWLD franchisees by focusing on education and tr ain ing, advocacy and member services. The association represents 93% of BWLD franchised units.

TABLE OF CONTENTS Outstanding Financial and Stock Performance 1 2 3 4 5 Unique Strategy Driven by Innovation, Differentiation and Discipline Tactical Responses to Current Environment Right Board with Strong Governance and Appropriate Leadership Incentives Marcato’s Unfounded Criticisms

EXECUTIVE SUMMARY

1 Outstanding Financial and Stock Performance

- Buffalo Wild Wings ("BWLD") has generated outstanding returns for investors
  - Annualized total shareholder return of 24% since 2003 IPO
  - Outperformed casual dining peers over last one, three, five and ten years[1]
- Delivered superior operational and financial results over three-, five- and ten-year periods compared to the average of casual dining peers
  - AUV CAGR of 4.2% over the last 10 years
  - Same-store sales growth has averaged 3.5% over the last 10 years
  - Restaurant-level margins have averaged 18.2% over the last 10 years
  - EPS CAGR of 18.7% over the last 10 years

2 Unique Strategy Driven by Innovation, Differentiation and Discipline

- Focus on elevating the social, entertainment and sports aspects of dining in order to deliver a differentiated experience for sports fans
- Implementing initiatives to maximize restaurant-level performance and profitability
- Disciplined growth plan with opportunities in takeout, delivery, urban formats, international expansion and innovative sports experiences
- Continuous evaluation of optimal capital deployment, including evaluating the appropriate mix of company-owned and franchisee-owned units
- Improving capital structure and return of excess capital to shareholders

Source: *FactSet.*

1. Market data as of April 28, 2017. Based on median of casual dining peers that include BBRG, BJRI, BLMN, CAKE, CBRL, CHUY, DENN, DIN, DRI, EAT, IRGT, RRGB, RT and TXRH. BBRG, BLMN, CHUY and IRGT included as of respective IPO dates. California Pizza Kitchen and P.F. Chang's data included only in ten-year analysis, due to buyouts in July 2011 and July 2012, respectively.

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9 EXECUTIVE SUMMARY (CONT’D ) 4 • Three Directors added in October 2016; nominating two new Directors, including one originally nominated by Marcato • Four legacy Directors will have retired since the 2016 annual meeting, opening seats for fresh perspectives • Governance and executive compensation structures are best - in - class • New independent Chairman of the Board and new Committee Chairs Marcato’s Unfounded Criticism s 5 • We have implemented, or are implementing, several of Marcato’s suggestions • Remaining critiques relating to operating issues reflect a lack of understanding of restaurant operations • Marcato’s views on refranchising are based on false assumptions • The election of Marcato’s nominees would remove critical skills, without augmenting the Board, and would remove all independent Directors with more than eight months of service Tactical Responses to Current Environme nt 3 • Implementing same - store sales initiatives to reinvigorate growth and address industry pressures • Implementing cost reduction initiatives of up to $40 - 50 million by the end of 2018 for both restaurant operating costs and G&A • Piloting small format stores in the U.S. to address changing consumer behavior Right Board with Strong Governance and Appropriate Leadership Incentives

Outstanding Financial and Stock Performance

BWLD OVERVIEW

- Unique sports, social and entertainment focus, combined with craveable food
- 1,250 restaurants with presence in all 50 states, Canada and five other countries
  - 51% company-owned
  - 49% franchised
- Winner of dozens of "Best Wings" and "Best Sports Bar" awards
  - Top draft beer purveyor in the U.S.
- Plan to continue outperformance:
  - Focus on differentiated environment and offerings to drive millennial, family and fan traffic
  - Same-store sales initiatives and cost savings
  - Disciplined growth, including through urban formats and international unit growth
  - Portfolio optimization to align markets for scale and improved margins and ROIC; refranchising 13% of company-owned restaurants
- Dedication to best-in-class management, Board composition and governance

TOTAL SHAREHOLDER RETURN



10-Year
3-Year
374%
79%
18%
2%
Casual Dining Peers [1]
BWLD
Casual Dining Peers [1]
BWLD

Market Cap:	$2.5 billion
Enterprise Value:	$2.9 billion
EV/2017E EBITDA:	9.7x

Source: Company filings and FactSet.

Note: Unit data as of March 25, 2017, and market data as of April 28, 2017. Casual dining peers index represents median TSR of the peer set. BBRG calculated since end of first trading day closing price post IPO for 10-year TSR comparison. BLMN, CHUY and IRGT excluded from 10-year TSR comparison due to IPOs in August 2012, July 2012 and May 2012, respectively. California Pizza Kitchen and PF Chang's data included until buyouts in July 2011 and July 2012, respectively.

1. Casual dining peers include BBRG, BJRI, BLMN, CAKE, California Pizza Kitchen, CBRL, CHUY, DENN, DIN, DRI, EAT, IRGT, P.F. Chang's, RRGB, RT and TXRH. See page 18 for methodology on companies included in the peer index.

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12 LONG - TERM OPERATING PERFORMANCE HAS BEEN OUTSTANDING 5 YEARS 10 YEARS Source: Company filings. Note: Reconciliations of non - GAAP financial measures can be found in the Appendix. BWLD performance is compared to the mean of the peer group over the periods noted. Data reflects performance over the respective f ive and ten fiscal years ended 2016. Peers include BBRG, BJRI, BLMN, CAKE, CBRL, CHUY , DENN, DIN, DRI, EAT, IRGT, RRGB, RT and TXRH. Same store sales figures are as reported. Where consolidated same store sales is not reported (i.e., DIN, DRI, TXRH), the figures used in the analysis reflect the weighted average same - store sales by concept (i.e., DIN, DRI) or by ownership type (i.e., TXRH). Domestic same stores sales used for DENN , DIN and BLMN . Restaurant - level margins are calculated as restaurant sales less restaurant operating costs. Restaurant operating costs include marketing expenses in all cases except for DRI, prior to FY 20 14, and RT, and include any reported one - time adjustments. EPS analysis utilizes adjusted fiscal year EPS, when available and as reported, only for years in which each company was public. Mean EPS CAGR for the peer group e xcl udes IRG due to negative EPS in FY 2016. EBITDA calculated as operating income , less stock - based comp and pre - opening expenses when not accounted for in the reported figure, plus depreciation and amortizati on. EBITDA is adjusted for impairment and closure expenses and one - time items. 0.8% 3.0% 3.8% 0.3% 2.9% 4.1% 3.7% 19.1% Casual Dining Peers BWLD 5.9% 22.5% Casual Dining Peers BWLD 5.4% Casual Dining Peers BWLD 8.6% 18.7% Casual Dining Peers BWLD 17.0% 18.5% Casual Dining Peers BWLD 18.2% Casual Dining Peers BWLD 17.1% SAME - STORE SALES RESTAURANT - LEVEL MARGINS ADJ. EBITDA COMPOUND ANNUAL GROWTH RATE EPS COMPOUND ANNUAL GROWTH RATE 13.4%

13 SUPERIOR SAME - STORE SALES PERFORMANCE VS. PEERS (0.3%) 1.7% 0.9% 0.4% 1.9% (1.0%) (1.1%) 2.7% 6.5% 3.3% 5.6% 2.5% (2.7%) 0.6% 4.5% 6.6% 3.9% 6.5% 4.2% (2.4%) 0.5% Casual Dining Peers BWLD Franchised BWLD Company-owned FY 2015 FY 2016 FY 2014 FY 2013 FY 2012 FY 2007 – FY 2011 Avg. Source: Company filings. Note: Reflects same - store sales growth for the respective fiscal year(s) noted. 1. Represents calendar year Q1 2017. Casual dining peers for this period include only those that have reported for the quarter ( i.e., BJRI, DENN, DIN, RT, BLMN, BBRG, EAT, CAKE, CHUY, DRI and TXRH). • Company - owned and franchised units have consistently outperformed peers on same - store sales, with the exception of FY 2016 • Unlike many other restaurant groups, company - owned units have regularly outperformed franchised units • Success driven by strategy: focus on being a social meeting place, not just a restaurant • Recent same - store sales pressure is largely due to industry headwinds Q1 2017 1

14 8.6% 5.4% 5.5% 4.1% 18.7% 13.4% 10.5% 3.0% Ten-Year CAGR Five-Year CAGR Three-Year CAGR One-Year Casual Dining Peers 5.9% 3.7% 5.5% 1.4% 22.5% 19.1% 16.3% 9.5% Ten-Year CAGR Five-Year CAGR Three-Year CAGR One-Year ADJ. EBITDA COMPOUND ANNUAL GROWTH RATE EPS COMPOUND ANNUAL GROWTH RATE DRIVING SUPERIOR FINANCIAL PERFORMANCE … Source: Company filings. Note: Reconciliations of non - GAAP financial measures can be found in the Appendix . Data reflects performance over the respective one, three, five and ten fiscal years ended 2016.

15 • 5 - year average ROIC of 16.5% and FY 2016 ROIC of 14.2%, both exceeding BWLD’s ~9.0% WACC • Average store - level ROIC is in excess of 25% • Management taking proactive steps to improve ROIC - Improving profitability through same - store sales initiatives, cost saving and portfolio rebalancing - Selling selected units in order to redeploy in higher return assets or return capital to shareholders • Lowering WACC through share buybacks and increasing net leverage EXCELLENT RETURNS ON CAPITAL WELL ABOVE COST OF CAPITAL… 17.0% 17.4% 18.6% 15.5% 14.2% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 BWLD Source: Company filings. Note: Reconciliations of non - GAAP financial measures can be found in the Appendix . Reflects ROIC for the respective fiscal year noted. 1. ROIC = [after - tax EBIT/(((total shareholders’ equity + total debt) + (one year prior shareholders’ equity + one year prior total debt ))/2 )]. RETURN ON INVESTED CAPITAL 1

16 …DRIVING SUPERIOR LONG - TERM RETURNS 1754% 125% 213% BWLD Casual Dining Peers Russell 3000 1 Source: Company filings and FactSet. Note: Market data as of April 28, 2017. BWLD became publicly traded on November 21, 2003. Casual dining peers index represents median total shareholder return of the peer set. BBRG, BLMN, CHUY, TXRH and IRGT included as of respective IPO date. California Pizza Kitchen and PF Chang’s data included until buyouts in July 2011 and July 2012, respecti ve ly. 1. Casual dining peers include BBRG, BJRI, BLMN, CAKE, California Pizza Kitchen, CBRL, CHUY, DENN, DIN, DRI, EAT, IRGT, PF Chang’s, RRG B, RT and TXRH . TOTAL SHAREHOLDER RETURNS SINCE BWLD IPO BWLD is one of the best performing IPOs from 2003

17 111.8% 107.3% 102.6% 93.9% 57.0% 51.5% 18.1% 6.3% (2.0%) (9.8%) (14.7%) (21.8%) (66.8%) (67.7%) (99.5%) 2.1% 18.1% Casual Dining Peers BWLD …AND STRONG SHORT - AND MEDIUM - TERM RETURNS Source: FactSet . Note: Market data as of April 28, 2017. Casual dining index calculated as the median of the peers. 1. Median of casual dining peers include BBRG, BJRI, BLMN, CAKE, CBRL, CHUY, DENN, DIN, DRI, EAT, IRGT, RRGB, RT and TXRH . California Pizza Kitchen and PF Chang’s excluded due to buyouts in July 2011 and July 2012, respectively. 2. Calculated since end of first trading day closing price post IPO. 1 235.9% 207.5% 201.2% 127.7% 115.7% 97.9% 84.9% 80.4% 68.4% 57.3% 39.4% 0.2% (62.7%) (76.0%) (99.6%) 39.4% 27.5% 27.0% 19.8% 17.2% 16.1% 14.3% 1.6% 1.4% (0.6%) (8.2%) (32.3%) (35.1%) (41.9%) (98.1%) 74.4% 84.9% 1.5% 19.8% 2 2 2 FIVE - YEAR THREE - YEAR ONE - YEAR

18 BWLD carefully evaluated the landscape of public U.S. restaurant companies and selected its peer set based on comparable operating models MARCATO DOES NOT COMPARE BWLD TO THE RIGHT SET OF CASUAL DINING PEERS 1. California Pizza Kitchen and PF Chang’s only used for TSR benchmarking over relevant time periods when public. LESS THAN $200 MILLION OF REVENUE QSR CASUAL DINING PEERS 1 DISPARATE OPERATING MODELS FINE DINING OTHER NOT RELEVANT x  FAST CASUAL      U.S. PUBLIC RESTAURANT COMPANIES (Conglomerate) (Franchisee) (Collection of Small Concepts) (Primarily in TX) (Franchisee) (Entertainment) (Large Packaged Food Business)

Unique Strategy Driven by Innovation, Differentiat ion and Discipline

20 DIFFERENTIATED STRATEGY R efine the BWLD experience to address changing consumer behavior Maximize restaurant - level performance and profitabili ty D isciplined unit growth domesticall y and internation ally Continuousl y evaluate our unit footprint and optimize our ownership mix Optimize our capital structure and return of capital approach

21 FUELING THE SPORTS FAN • Craveable core menu featuring freshly spun, best - in - class wings, 21 signature sauces and seasonings, shareable appetizers and a broad lineup of domestic , imported and craft beers • Attractive food and beverage promotions • Dedicated focus on high food quality and safety BEST - IN - CLASS SPORTS RESTAURANT EXPERIENCE CATALYST FOR SPORTS FANDOM • Leading “third venue” for immersive sports viewing, combining the best elements of watching the game in the stadium and at home • Provides an affordable alternative to the stadium • Offers a family - friendly environment INNOVATIVE FAN EXPERIENCE • Website and mobile phone ordering • Sports engagement and gamification • Loyalty program rollout • Tablet and server handheld ordering options in test • System - wide commitment to universal POS system

22 0% 10% 20% 30% 40% 50% PERCENTAGE OF CUSTOMERS AGE 18 - 34 1 UNIQUE MODEL AND INNOVATION… • Focus on social interaction and sports • Unique Stadia design facilitates sports viewing • Trivia and tablets put our guests in the game • Shareable food makes dining more social • “Digital first” media strategy enhances brand OUR UNIQUE MODEL AND INNOVATIONS HAVE DRIVEN SUCCESS, ESPECIALLY WITH MILLENNIALS …SUPPORTS DIFFERENTIATED EXPERIENCE • Heightened engagement • Experience that cannot be replicated at home • BWLD is the destination, decoupled from mall traffic and retail trends Old er Young er Source: Morgan Stanley Research. 1. Data not available for BBRG, BJRI and CHUY. Selected concept - level data available for BLMN, DRI, DIN, EAT and IRGT.

23 SALES - DRIVING INITIATIVES Initiatives designed to further improve the fan experience, respond to changing consumer needs, increase traffic and grow average check • Blazin ’ Rewards • Takeout optimization • 3 rd party delivery rollout • Wing Tuesdays/Boneless Thursdays/Happy Hour • Fast Break Lunch • Game day fixed price menu • Single day events MAXIMIZE RESTAURANT - LEVEL PROFITABILITY COST CONTROL INITIATIVES Initiatives designed to improve efficiency and reduce overhead costs • Labor usage planning • Menu optimization • Waste reduction • Sourcing and supply chain • Facilities contract negotiations • Home office and field operation support model • Third party support services • Marketing promotion and media spend optimization Maximizing restaurant - level productivity requires ongoing focus on sales and cost initiatives and an ongoing review of performance

24 THOROUGH PROCESS • Long - term market plans developed and updated annually (e.g., performance, cannibalization, demographics) • Dedicated teams screen and evaluate potential new locations • Financial forecast models take into account local demographics, cannibalization, costs, etc. • Robust legal/regulatory reviews • Underwriting recommendations to committee of key executives • Site visits by key executive before final approval to assess trade area, traffic patterns and site layout • Continuous monitoring and review against plan • Full review of NRO performance completed annually DISCIPLINED UNIT GROWTH DRIVES VALUE DEVELOPMENT OPPORTUNITY TIER 1: 50+ TIER II: 31 - 50 TIER III: 11 - 30 TIER IV: 1 - 10 PRUDENT ALLOCATION OF CAPITAL • IRR hurdle of 400 bps in excess of risk - adjusted discount rate • 20% year one cash - on - cash return requirement • 2015 restaurant openings performed below AUV and cash - on - cash return hurdles, resulting in fewer underwritten NROs in 2016 and 2017 by both the company and franchisees - 2015 was first year BWLD faced these issues - Site approval rates by management were down 20 % in 2016 - Review of pre - open and capital costs on all new projects - New formats (e.g., urban, small format, takeout/delivery) represent opportunities for increased rate of return through reduced investment and higher sales per square foot

25 We believe delivery service is likely to prove to be one of the biggest disruptors of traditional Casual Dining across the Restaurant Industry, especially for more craveable , specialty providers who appear better poised to benefit versus more generic casual dining brands. As a "specialist" in wings and shareable foods, we believe Buffalo Wild Wings is especially well - positioned to benefit from that expanding trend . – Telsey Advisory Group (April 2017) EVOLVING TO MEET THE CHANGING INDUSTRY AND CONSUMER LANDSCAPE TAKEOUT AND DELIVERY • Focus on optimizing execution, including refreshed training, quality checks and technology solutions to drive customer satisfaction and upsell • Deploying hot boxes for takeout program in applicable company - owned locations by Q3 2017 • 3rd party delivery deployed to 220 restaurants with a target of 250 company - owned locations by end of 2017 - Formalized partnerships with GrubHub and DoorDash , and pursuing additional partners to maximize coverage • Partnering with franchisees to develop system - wide scaling of solutions • Piloting proprietary delivery model by end of 2017 SMALL FORMAT OVERVIEW AND RATIONALE • Piloting small format BWLD locations with company - owned and franchise development - Natural extension of BWLD brand - Initial stores expected to open in Q3 2017 - 2,000 – 2,500 square foot average footprint - Estimated AUV of $1.0 – $1.5 million per store, leading to higher revenue per square foot than traditional BWLD locations - Opportunity for 200+ locations • Store design addresses growing consumer need for speed and convenience by focusing heavily on takeout and delivery - Takeout and delivery estimated to be approximately 40% of sales - Targeting high population trade areas • Potential for larger - scale rollout in 2018 pending evaluation of pilot program Continuous innovation meets the changing industry and consumer landscape through development of new distribution solutions leveraging our existing footprint and product offering

26 “B - DUBS ANYWHERE” • Digital innovation to enable “B - Dubs anywhere” ( i.e., online, mobile) • Applications to support delivery • Guest tablets and B - Dubs TV in - store BWLD HAS A CLEAR TECHNOLOGY STRATEGY AGILE AND SCALABLE • Tools to manage our workforce and allocate resources across stores • Mobility devices, such as server handhelds, to improve productivity • Cloud technology to lower costs and enhance our agility SIMPLIFY AND AUTOMATE • Implement “big data ” to power real - time decisions • Automate marketing, home office and processes to drive efficiency • Standardized platforms to support third party partnerships BWLD’s new CIO has reinvigorated the company’s comprehensive and cohesive technology strategy, designed to enhance BWLD’s online and mobile presence, improve the fan experience through technology and implement tools to optimize BWLD’s operations and decision making Not only does BWLD have a clear technology strategy to support future growth, but we have successfully implemented numerous technology initiatives in the past, such as single point of sale across all stores, that illustrate our competency

INTERNATIONAL EXPANSION OFFERS LOW CAPITAL INTENSITY GROWTH

400+ UNITS BY 2026[1]

- 27 international locations today
- 75 future locations under development agreements
- Openings accelerating to 40-50 per year by 2021

CURRENT MODEL BUILDOUT

- TIER I: 50+
- TIER II: 31 - 50
- TIER III: 11 - 30
- TIER IV: 1 - 10



CURRENT DEVELOPMENT AGREEMENTS

OLAYAN (Middle East) 4 Open

- Signed Development Agreement: 7/12
- Opened first restaurant in Dubai: 8/15
- Opened first restaurant in Saudi Arabia: 10/15
- Currently one restaurant in Dubai, three restaurants in Saudi Arabia, opening first restaurant in Oman in Q2 2017

Wild Foods S.A. de C.V. (Mexico) 7 Open

- Signed Development Agreement: 2/13
- Opened first restaurant: 1/14
- Opened second restaurant: 5/15
- Currently seven restaurants open

GRUPO HEMA (Mexico) 10 Open

- Signed Development Agreement: 3/13
- Opened first restaurant: 12/13
- Opened second restaurant: 8/14
- Currently ten restaurants open

THE BISTRO GROUP (Philippines) 5 Open

- Signed Development Agreement: 7/13
- Opened first restaurant: 1/15
- Opened second restaurant: 7/15
- Currently five restaurants open

Fun Foods (Panama) 1 Open

- Signed Development Agreement: 6/15
- Opened first restaurant: 3/16

MIRCHI (India) Opening in 2017

- Signed Development Agreement: 7/15
- Opening first restaurant: 2017

QSR VIETNAM (Vietnam) Opening in 2017

- Signed Development Agreement: 2/16
- Opening first restaurant: 2017

BWLD international expansion in a given region accelerates after the opening of the first restaurant

1. Excludes Canada.

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28 COMPANY - OWNED • Provides timely guest experience insight and ongoing feedback • Gives us “skin in the game,” while generating meaningful operating earnings • Enables us to validate material innovations (e.g., Stadia design) before asking our franchisees to implement them • Supports purchasing leverage with suppliers BWLD TAKES A BALANCED APPROACH TO FRANCHISE OWNERSHIP FRANCHISED • Additional source of ideas for keeping BWLD fresh • Provides predictable royalty revenue, mitigating the impact of potential input price volatility and cost increases • Allows us to share the capital requirements of system - wide updates and investments • Offers access to best - in - class franchise operators, as illustrated by strong franchise AUVs Company - owned units allow us to more easily implement large - scale innovation Franchised units allow us to reduce capital requirements and earnings volatility OWN VS. FRANCHISE CONSIDERATIONS Speed to market and innovation Brand equity and reinvestment Share of value creation

29 THERE IS MERIT TO OWNING UNITS • Proven history as a successful operator • Increased rate of change in tastes and competitive landscape, requiring fast feedback loop and rapid adjustments • Operational knowledge in different market environments is critical to system - wide success - We lead by example via innovation, marketing, remodeling and technology initiatives across the system • Direct access to real - time guest experience insight and ongoing feedback • Franchise rates in casual dining are lower than QSR: - Server requirements - Alcohol program adds complexity - Technology adds further challenges - Labor scheduling is more complex BWLD IS A STRONG RESTAURANT OWNER AND OPERATOR … BWLD IS A STRONG RESTAURANT OPERATOR 6.5% 3.3% 5.6% 2.5% (2.7%) 6.6% 3.9% 6.5% 4.2% (2.4%) FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $2.9 $3.1 $3.3 $3.4 $3.3 $2.8 $2.9 $3.1 $3.3 $3.1 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Franchised Company-owned SAME - STOR E SALE S AUV $ in millions Source: Company filings. Note: Periods reflect fiscal years. Size = Invested Capital Color = ROIC (Green > 9%, Yellow ≤ 9% > 0%, Red ≤ 0%)

30 …BUT FRANCHISING CAN BE ATTRACTIVE IN CERTAIN MARKETS RECENTLY ANNOUNCED REFRANCHISING • Evaluated store base to determine units that should be company - owned • Determined to refranchise approximately 13% of store base • Hired Cypress Group in March 2017 to begin marketing effort - Planning to go to market in mid - to late - May • Identified a second set of stores for operational improvement and potential subsequent refranchising FRANCHISING BENEFITS • Potential to shift business, regional and/or industry risks to franchisees to enhance the franchisor’s risk - adjusted returns - Lower invested capital requirement - Potential to improve ROIC - Reduces earnings volatility • Ability to find restaurant operators with local or regional relationships and experience • Provides perspectives from a broad universe of restaurant owners • Enables management to allocate more time to units that present superior opportunity 17.7% 16.1% 18.6% 17.0% FY 2016 Q1 2017 Actual PF for Phase I Refranchising PRO FORMA RESTAURANT - LEVEL MARGINS 1. Reflects pro forma restaurant - level margins, excluding the stores that have been selected for Phase I refranchising as part of t he Cypress Group process. 1

31 OPTIMIZING OUR CAPITAL STRUCTURE TO LOWER OUR WACC CURRENT TARGETS • Recently set leverage target at 1.5x net debt/EBITDA in August 2016 • Will achieve target leverage by YE 2017 0.2x 0.6x 1.5x FY 2014 FY 2015 FY 2016 FY 2017 Target Net Cash 1. As of April 28, 2017. CONTINUOUS EVALUATION • Board and management team continuously evaluate optimal capital structure with key goals in mind: - Lower WACC - Manage balance sheet risk (e.g., rates, fixed charges, duration) - Ensure flexibility for future investments - Return capital to shareholders • Ongoing share repurchases • Evaluating dividend opportunity in 2018 • Current targets determined after recent changes: - NRO growth slowed in light of macro environment - Anticipated sale of some company - owned restaurants, generating proceeds and improving pro forma financial performance - Continued availability of leverage on favorable terms - BWLD’s share price below intrinsic value • Shareholder input has been sought from top 15 investors in determining optimal capital structure ACTIONS TO ACHIEVE TARGETS • $900 million total share repurchase authorization since November 2015 • Repurchased 3.1 million shares for $470 million through Q1 2017 ( 19% of outstanding shares 1 ) • Increased credit facility to $700 million

32 Management's willingness to explore incremental shifts in strategy (e.g. acknowledging the need for a modest amount of refranchising, but well short of what some of the bulls would like to see), reducing unit development and significantly upping share repurchases are all steps in the right direction. – Morgan Stanley (February 2017 ) With a differentiated business, history of above - average SSS and solid new store economics, we believe BWLD is well - positioned to maintain its edge as a leading national brand in the varied menu casual dining category and drive mid - teens EPS growth over the next few years. – Jefferies (February 2017 ) Source: Wall Street research. SELL - SIDE ANALYSTS HAVE CONFIDENCE IN OUR STRATEGY Against challenged industry sales trends which likely weighed on BWLD's 1Q results, we remain encouraged there are multiple ways to win. We believe planned sales and cost savings initiatives are likely to drive earnings improvement through 2017 and 2018 , and potential strategic catalysts exist over the coming months. – UBS (April 2017 ) We believe the company's more comprehensive strategic plan and aggressive share repurchase program better support the company for the longer - term . – Telsey Advisory Group (February 2017)

Tactical Responses to Current Environment

34 CASUAL DINING SECTOR FACES MACRO HEADWINDS SECTOR COST HEADWINDS • Rising labor costs: - New wage laws - Healthcare - Scheduling mandates • New restaurant development pressures: - Development costs/construction expenses - Rent expenses 400 450 500 550 275 295 315 335 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Number of Units (in 000's) U.S. Population (in millions) CAGR 1.8% CAGR 0.8% Source: Nation’s Restaurant News, Wall Street research, Trinity Capital, U.S . Census Bureau and Technomic , Inc . 1. Increased access to growth capital and lower barriers to entry for new operators: approximately $2.3 billion new equity capital raised from 2013 – 2015. 2. From 2007 – 2015, casual dining’s market share decreased from 10% to 8% in restaurant transactions and from 26% to 23% in total restaurant locations. U.S. Population Number of Units SECTOR SAME - STORE SALES HEADWINDS • Growth of restaurant units has outpaced U.S. population growth 1 • Speed, convenience and check size of QSR and fast casual concepts taking share 2 • Tech - savvy millennials prefer the expanding choice and convenience of delivery platforms • Decrease in disposable income of middle class • Expanding grocery, takeout and dine - in environment • Reduced mall traffic as retail increasingly shifting online

35 BWLD HAS NOT BEEN IMMUNE TO THESE TRENDS AND COSTS 17.0% 16.0% 17.2% 16.9% 18.4% 19.4% 18.6% 17.7% FY 2013 FY 2014 FY 2015 FY 2016 Casual Dining Peers BWLD Source: Company filings . Note: Reconciliations of non - GAAP financial measures can be found in the Appendix . Periods reflect quarters and fiscal years as noted. 1. AlphaWise and Morgan Stanley, June 14, 2016. 2. Per Urner Barry. 3. Mean of Casual Dining Peers include BBRG, BJRI, BLMN, CAKE, CBRL, CHUY, DENN, DIN, DRI, EAT, IRGT, RRGB, RT and TXRH. Stubbornly high chicken wing prices 2 • Shift to delivery and takeout has been more significant for BWLD than overall market 1 • Cost and availability of large screens for home viewing 4.3% 4.6% 4.4% 5.0% 0.7% 0.3% (1.3%) (3.4%) (5.3%) (3.3%) (2.4%) 1.3% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 BWLD RESTAURANT TRAFFIC RESTAURANT - LEVEL MARGINS Wing Costs as a % of Restaurant Sales 7.6% 6.7% 7.5% 7.9% 3 1.00 1.25 1.50 1.75 2.00 $2.25 Actual Projected Jan 2013 Jan 2014 Jan 2015 Jan 2017 Delivered/Pound Jan 2016

36 • BWLD’s historical success has been supported by innovation — the Guest Experience Captain is just one example of that innovation • The role of the Guest Experience Captain was focused on continuously enhancing the fan experience and increasing community engagement, resulting in positive same - store sales at the initial results • Over time, in the face of increasing labor cost pressures and increasing consumer shifts to takeout and delivery, BWLD identified new ways to achieve the original aims of the Guest Experience Captain • Today, BWLD has achieved a state where Guest Experience Captains can be reduced, while maintaining a high - caliber fan experience INVESTMENT IN GUEST EXPERIENCE CAPTAIN ADAPTED TO TOUGH ENVIRONMENT

37 BWLD’S ACTIONS WHICH ADDRESS CASUAL DINING HEADWINDS INDUSTRY SHIFT SELECTED INITIATIVES EXPECTED SAME - STORE SALES 1 2017 Target Q1 2017 Actual Consumers are increasingly eating at home Takeout 1.0% 1.5% Delivery 0.5% 0.5% Increasing promotional competition from QSR and fast casual players Single day events 0.4% 0.6% ½ Price Wing Tuesdays 0.5% 1.1% Increasing importance of all dayparts Fast Break Lunch 0.1% 0.2% 1 2 3 1. Reflects total same - store sales contribution expected across all company - owned stores.

BWLD'S PLAN TO ACHIEVE MARGIN TARGET

BRIDGE TO 20% RESTAURANT-LEVEL MARGINS



17.7%
~50 bps
~150 bps
~20 bps
~90 bps
~110 bps
(~170) bps
~20%
2016 Margin
COGS/Third Party Spend
Labor
Opex & Occupancy
Portfolio Optimization
Operating Leverage
Industry Headwinds
Q4 2018 Margin

COGS – ~50 BPS

- Optimize food and beverage SKUs
- Value engineering of packaging
- Right size quantities/waste reduction
- Rationalize order size/frequency

LABOR – ~150 BPS

- Optimize guest experience responsibilities
- Modify portioning procedures
- Reduce hours related to restaurant opening procedures
- Streamline manager role in low AUV sites
- Reduce late night hours of operation in West Coast locations

OPEX & OCCUPANCY – ~20 BPS

- Centralize repair and maintenance
- Optimize energy management

PORTFOLIO OPTIMIZATION – ~90 BPS

- Phase I refranchising, 13% of company-owned restaurants
- Phase II operational improvements, 7% of company-owned restaurants

OPERATING LEVERAGE – ~110 BPS

- 1.0% – 2.0% same store sales

INDUSTRY HEADWINDS – (~170) BPS

- Wing inflation/mix/yield
- Labor rates/scheduling mandates

In addition to cost savings focused on restaurant-level profitability, BWLD is also implementing home office and field organization optimization initiatives to reduce G&A spend across the system

38

39 Collaborative initiatives between the Company and Franchisees around loyalty, order and pay at the table, merchant acquirer and EMV compliance, reduction of remodel costs, launch of a system - wide food safety program, food innovation, online ordering and delivery services are all examples of the efforts by current management to enhance the guest experience and increase store profitability . – Wray Hutchinson, Chairman, Franchise Business Services (March 2017 ) We were encouraged to hear that new initiatives in the QTD period have led to positive SSS growth and traffic, which we believe adds credibility to the Company's sales - driving initiatives . – Stephens (February 2017) Source: Wall Street research and Franchise Business Services press release on March 13, 2017. OUR PROACTIVE STEPS ARE RECOGNIZED BY SELL - SIDE ANALYSTS AND FRANCHISEES We have been encouraged by recent initiatives in 1Q17 that drove what we believe to be a meaningful improvement in both sales and traffic… We see BWLD as well - positioned to rebound on the top - line thanks to its differentiated brand and potential for cont. menu and messaging enhancements. – Stephens (April 2017 ) Multiple initiatives to drive sales, margins & earnings highlight a more aggressive approach, but execution now becomes the story. While it appears BWLD wasn't immune to casual dining sales headwinds in Feb, we're encouraged the brand returned to outperformance vs the industry and FY sss guidance was unchanged. – UBS (March 2017)

Right Board with Strong Governance and Appropriate Leadership Incentives

41 Andre Fernandez (48) • President & CEO, CBS Radio • Former President & COO of Journal Communications Director since 2 016 Hal A. Lawton (42) • SVP of North America of eBay • Former SVP of Merchandising at Home Depot • Former Associate Principal at McKinsey & Co. Director since 2 016 Janice L. Fields (61) 1 • Former President and COO of McDonald’s USA • 35+ year career at McDonald’s • Current Director of Monsanto, Chico’s and Ronald McDonald House Nominated for Election Sam B. Rovit (59) 1 • President & CEO, CTI Foods • Former President of Oscar Mayer, Lunchables and Claussen Pickles at Kraft Foods • Former Partner at Bain & Co. Nominated for Election Sally J. Smith (59) • CEO & President, BWLD • Former CFO of Dahlberg, Inc. • Current Director of Hormel Foods Director since 1996 Cynthia L. Davis (55) • Former Vice President of Nike Inc. and President of Nike Golf • Current Director of Kennametal Director since 2 014 J. Oliver Maggard (62) • Managing Partner of Caymus Partners LLC • Former Managing Director, Partner & Co - Founder of Regent Capital Management Corp. Director since 1999 Jerry R. Rose (66) • Chairman of the Board • Former Corporate Vice President of Cargill • Board member and Chairman of Daybreak Foods Director since 2 010 Substantially refreshed and expert Board; if Marcato succeeds, there will be no independent Director on the Board with more than eight months’ experience Harmit J. Singh (54) • EVP & CFO of Levi Strauss • Former EVP & CFO of Hyatt Hotels • Former SVP & CFO of Yum! International and Pizza Hut Director since 2 016 1. Nominated to replace James Damian and Michael Johnson, who will retire effective at the 2017 annual meeting. NEW NOMINEES RECENTLY ADDED DIRECTORS DIRECTORS WITH OVER 12 MONTHS EXPERIENCE Targeted by Marcato for replacement at annual meeting Targeted by Marcato for retirement/termination BWLD DIRECTORS AND NOMINEES HAVE THE RIGHT EXPERIENCE

NEW DIRECTORS PROVIDE CRITICAL SKILLS FOR BWLD'S EVOLVING NEEDS



Additions
Cynthia Davis
Consumer Marketing, Sports Entertainment
Andre Fernandez
Media Entertainment, Finance
Hal Lawton
Retail Operations, Consumer Marketing, Digital
Harmit Singh
Restaurant, Finance, Franchising, Real Estate
Jan Fields (Nominee)
Restaurant Operations, Franchising
Sam Rovit (Nominee)
Food Services
Ongoing efforts to identify and qualify new Directors
Engaged Korn Ferry to identify new Directors
Retirements
Warren Mack
Director since 1994
Dale Applequist
Director since 1997
Michael Johnson
Director since 2006
James Damian
Director since 2006
Retired in October 2016
Retirement effective after 2017 Annual Meeting
2014
2015
2016
2017

Skills of BWLD's refreshed Board reflects the input of shareholders

42

BWLD NOMINEES HAVE THE CRITICAL SKILLS REQUIRED TO OVERSEE THE COMPANY

Board Member	Public Company	Restaurant Operations/ Food	Retail	Consumer Marketing	Sports + Entertainment	Financial/ Capital Allocation	Franchising	International
Jerry Rose Chairman Director Since 2010		●				●		●
Sally Smith Director Since 1996	●	●	●	●	●	●	●	●
Oliver Maggard Director Since 1999		●	●			●	●	
Cynthia Davis Director Since 2014	●		●	●	●			●
Andre Fernandez Director Since 2016	●			●	●	●		●
Hal Lawton Director Since 2016	●		●	●		●		●
Harmit Singh Director Since 2016	●	●	●	●		●	●	●
Jan Fields Nominee	●	●	●	●			●	●
Sam Rovit Nominee		●	●	●				

43

44 SUSTAINED SUCCESS SUPPORTED BY A BOARD THAT EXPECTS CONTINUOUS IMPROVEMENTS Rigorous Analysis Continuou s Improveme nt • Slowed NROs in 2016 in face of slowing casual dining segment and challenging sales and building environment • Refranchising 13% of store base after extensive analytical review • Reducing WACC by rebalancing debt/equity mix • Implementing new growth strategies, such as delivery, takeout and urban format Willingne ss to Make Hard Choices • Recent changes in management include a new CFO and CIO and the retirements of our Chief Strategy Officer and President, North America Buffalo Wild Wings • Reorganized North American operations structure to reduce two layers of operations management and realign the field support roles to gain efficiencies and improve operations • Implementing same - store sales initiatives to address opportunities related to guest experience, takeout/delivery, promotional environment and lunch daypart • Executing $40 - 50 million of cost savings initiatives to achieve 20% restaurant - level margins and reduce G&A spend • Retired two Directors in 2016 and will retire two more at annual 2017 meeting • Refreshed independent Chairman and rotated each Committee Chair • Nominating one of Marcato’s suggested Directors to bring additional food service experience to the Board • Optimized executive compensation plan, adding ROIC and operating margin metrics KEY PRINCIPLE EXAMPLES

EXECUTIVE COMPENSATION ALIGNS MANAGEMENT AND SHAREHOLDER INTERESTS

ALIGN INCENTIVES



70% Performance -Based
44.5%
15.3%
10.5%
5.1%
24.5%
60% Equity-Based
Stock Awards
Stock Options
Annual Cash Incentive Compensation
Other[2]
Salary
2016 CEO Pay

	Say-on-Pay Results[1]	ISS	GL
2011	99.1%	For	For
2012	99.3%	For	For
2013	96.8%	For	For
2014	99.5%	For	For
2015	99.4%	For	For
2016	99.2%	For	For
Average	98.9%	For	For
Peer Average[3]	90.3%		

- **New Compensation Committee Chair**
- **Made significant changes to executive compensation based on shareholder feedback**
  - Short-term: added operating margin and consolidated top-line metrics to focus on same-store sales
  - Long-term: added ROIC as key metric to equity incentive plan
- **CEO's current ownership is 11.2x base salary, more than double the 5.0x requirement**

Source: Company filings.

1. Calculated as votes cast in favor of say on pay as a percentage of total votes cast "for" and "against." CHUY and IRGT voting results are unavailable. BBRG does not vote on executive compensation annually.
2. Includes auto lease, financial planning services, company matching contribution to 401(k) plan and company contribution to the deferred compensation plan.
3. Peer Average includes BBRG, BJRI, BLMN, CAKE, CBRL, DENN, DIN, DRI, EAT, RRGB, RT and TXRH.

45

46 BWLD’S CEO AND BOARD OWNERSHIP IS IN - LINE WITH CASUAL DINING PEERS MARKET VALUE OF NON - FOUNDER CEO OWNERSHIP 5.0x 5.0x 5.0x 5.0x 5.0x 5.0x 5.0x 5.0x 4.0x 3.0x $500K $225K NA NA NA REQUIRED STOCK OWNERSHIP BY DIRECTORS 1 Source: Company filings and FactSet. Note: Market data as of April 28, 2017. Analysis excludes CAKE and TXRH with CEOs who are founders. Includes in - the - money optio ns and excludes options and stock awards that have not yet vested. 1. Required level represents the multiple of annual retainer over the market value of ownership. BBRG, CHUY and IRGT do not hav e a required level of stock ownership. 2. Requirement is the greater of 5K shares or 5.0x retainer. 3. Requirement is the lesser of 7K shares or 5.0x retainer. $0.0 $0.7 $0.8 $2.3 $3.7 $3.8 $5.1 $5.3 $9.4 $11.9 $14.4 $20.8 $ in m illions $54.6 0.5% 0 .1% 1.1% 1.5% 0.7% 0.4% 0.5% 0.2% 0 .4% 1.3% 0.1% 2.5% 0.5 % Percentage of Market Cap 2 3

47 Annual election of all Directors Separate Chairman and CEO roles since 1996 Recent rotation of Chairman and all Committee Chairs Right to call special meeting with 10% ownership threshold Directors can be removed with or without cause Governance Committee engaged national recruiter to identify skill gaps and candidates for Board Board composition reflects commitment to diversity Executive compensation programs designed to align management’s interests with shareholders Directors have engaged directly with shareholders BWLD’S BOARD HAS A HISTORY OF STRONG GOVERNANCE BEST PRACTICES 1 5 2 3 4 6 8 7 9

Marcato’s Unfounded Criticisms

49 We have been invested in the stock for over a year at this point. We’ve been involved in very active conversations with the Board and the management team throughout that entire period of time . – Mick McGuire (April 2017, CNBC interview) DESPITE MARCATO’S INCONSISTENT CLAIMS, BWLD HAS ENGAGED WITH MARCATO AND EVALUATED ITS CRITIQUES We have continuously endeavored to engage in constructive dialogue with the Board and management on the strategic, operational and financial issues that we believe are plaguing the Company. Unfortunately, every attempt we’ve made has been stymied . – Mick McGuire (March 2017, Press Release)

50 ENGAGEMENT • More than 20 phone and in - person meetings between Marcato and management or Board members over the last year • Reviewed and considered five detailed presentations and three letters from Marcato • Hired financial advisor to evaluate a wide range of franchise ownership models and to understand Marcato’s analysis • Provided Marcato early access to Analyst Day materials (subject to NDA) and solicited feedback • Individual meetings with more than a dozen top investors, including Marcato , to explain “five - point plan” and solicit feedback • Initiated settlement discussions, including several proposals involving seats for Marcato nominees • Invited Marcato nominee, Sam Rovit , to join our Board slate for 2017 BWLD HAS ENGAGED WITH MARCATO AND EVALUATED ITS CRITIQUES CHANGES IMPLEMENTED IN THE LAST 18 MONTHS • Named new Board Chairman and rotated all Committee Chairs • Augmented Board with addition of five new/nominated independent Directors and four retirements since October 2016 • Hired new CFO and CIO in late 2016 ; announced retirement of Chief Strategy Officer and EVP and President of North America announced retirement • Increased share repurchase activity with new net leverage target of 1.5x • Optimized executive compensation plan, adding operating margin and ROIC metrics and consolidated top - line metrics to focus on same - store sales • Hired Cypress Group ( Marcato’s preferred advisor) to sell ~80 units to franchisees • Hired leading consultants to assist in evaluating sales and costs savings initiatives

51 Reinvigorate core business (e.g., improve same - store sales, rationalize costs, international expansion) • Same - store sales initiatives implemented to re - accelerate restaurant traffic • Cost saving initiatives underway to reach 20% restaurant - level margins Establish capital allocation strategy • Set net leverage target at 1.5x by YE 2017 • Repurchased 3.1 million shares for $470 million between November 2015 and Q1 2017 • $900 million in cumulative share repurchase authorization Realign management incentives • Amended executive compensation program by adding operating margin and ROIC metrics and consolidated top - line metrics to focus on same - store sales Refranchise company - owned stores • Announced a refranchising of 13% of company - owned stores • Assessing additional portfolio optimization based on results of intensive improvement program and market demand Refresh management and Board • Three Directors added in October 2016 • Nominating two new Directors, including one originally nominated by Marcato • Four Directors announced for their retirement in last six months • Hired new CFO and CIO • Announced retirements of Chief Strategy Officer and EVP and President of North America BWLD’S ACTIONS ADDRESS MARCATO’S PROPOSALS 1 5 2 3 4 MARCATO PROPOSAL CURRENT STATUS

52 • Consistent outperformance against peers at restaurant - level margin line • Despite same - store sale pressures in 2016, margin remained above peers • Some variability is inevitable: operating leverage, commodity and labor costs, training and new initiatives, etc. • Initiatives in place to achieve 20% margin target MARCATO CRITICIZES COSTS AND MARGINS, WHILE BWLD CONTINUES TO OUTPERFORM PEERS Source: Company filings. Note: Reconciliations of non - GAAP financial measures can be found in the Appendix. RESTAURANT LEVEL MARGINS 17.7% 17.0% 16.0% 17.2% 16.9% 18.2% 18.4% 19.4% 18.6% 17.7% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Casual Dining Peers BWLD

53 RESTAURANT - LEVEL MARGINS ARE IN - LINE OR SUPERIOR TO MANY FRANCHISEES 1. Two stores have margins below (15.0%). RESTAURANT - LEVEL MARGINS BY COMPANY - OWNED STORE CASE STUDY: WHEN REGIONAL VARIATIONS ARE ELIMINATED…OUR MARGINS ARE OFTEN SUPERIOR OR IN - LINE VARIATIONS DRIVEN BY : • Regional labor laws • Population density and demographics • Traditional wing sales mix • Concentration of BWLD stores and other competition • Rent expense • Other operating expenses (15.0%) 0.0% 15.0% 30.0% 6 % of stores have >25% margin 1 32% of stores have >20% margin 16.4% 17.9% Representative Franchised Stores Representative Company-owned Stores • Selected a multi - state region that had a critical mass of both company - owned and franchised stores • Benchmarked company - owned margins against those of franchised stores held by a single highly - effective franchisee • O ur margins are often as good as or better than those of our franchise partners in the same region

54 BWLD VS. SAUC 1 HIGHLIGHTS PRICING DIFFERENTIAL 1. Ticker symbol for Diversified Restaurant Holdings, BWLD’s largest franchisee. FY 2016 RESTAURANT - LEVEL MARGIN [VALUE] 24.3% BWLD Pricing Sales Mix Labor SAUC FY ended Dec 25, 2016 BWLD Company - owned SAUC Restaurants 621 64 AUVs $3.1 million $2.6 million 2016 SSS (2.4%) (3.0%) FY 2016 KEY RATIOS BWLD SAUC Pricing • Evaluates menu price increases for cost inflation while minimizing impact to guest traffic • Menu prices 10%+ higher than average Gross Margin Sales Mix • 21% traditional wings (low margin) • 21% boneless wings • 19% alcohol • 19% traditional wings • 24% boneless wings (high margin) • 17% alcohol Labor • Higher average rate of pay, with lower turnover • Ongoing labor initiatives • Operates in tip - credit states, lowering effective labor costs

55 GROWTH CHALLENGES EXPERIENCED IN INITIAL MARKETS • Length of time to obtain building permits • Unpredictability of local officials to complete required inspections • Intermittent work stoppages due to unpredictable design requirement changes of municipalities • Limited availability of local, reliable manufacturers and suppliers that meet quality assurance and food safety requirements • Difficulties obtaining visas for managers of franchise operations to attend training in the U.S. • Trademark oppositions • Staffing issues due to immigration laws and processing INTERNATIONAL FRANCHISING SUPPORTS LONG - TERM GROWTH EFFORTS TO ACCELERATE DEVELOPMENT • Established dedicated opening support and strategy team to streamline the process of first restaurant opening in new countries and to ensure fan experience is properly tailored to local market • Prioritized focus on initial opening to ensure launch pad necessary for aggressive expansion in market • Modified international brand positioning to broaden appeal to international consumer — “globally connected restaurant that inspires connections fueled by a competitive spirit” rather than “sports viewing - centric” • Developed additional models, including smaller model with lower investment costs • Created adaptable menu and entertainment platforms that allow us to easily customize/localize by region • Disciplined approach to utilizing country and partner selection filters to ensure optimal alignment for maximum growth potential

56 BWLD HAS BEEN A DISCIPLINED BUYER • ROFR in franchisee agreements enables BWLD to opportunistically pursue acquisitions of successful, established franchised restaurants • Purchases of established restaurants have been accretive to shareholder value - Attractive risk/reward of buying established cash flow - generating restaurants - Purchase multiple arbitrage: average purchase multiple has been substantially lower than enterprise - wide multiple • BWLD applies strict analytics to purchase decisions: average ROIC far in excess of WACC • All acquisitions involve more than purchasing restaurants and their cash flows - Purchase price often includes recovery of territory and opportunity for development of additional restaurants - Targeted restaurants/franchise areas with superior growth rates, market characteristics and new restaurant opportunities • 2015 acquisitions were rigorously analyzed and well - received by analyst community - Purchases included high margin, established restaurants with revenue opportunities - Acquisitions also provided new development territory that BWLD believed was attractive and valuable - Marcato’s math is wrong: its replacement value does not include soft costs, such as pre - opening and other costs - Marcato includes no value for territory or recognition of strong performance and lower cost structure due to labor market laws BWLD has illustrated a thoughtful and strategic approach to buying franchised units

57 ANALYST COMMUNITY AGREED WITH VALUE IN THE 2015 ACQUISITIONS While it ultimately depends on the performance of the acquired stores, we applaud this acquisition as it adds to earnings growth at what we estimate to be a reasonable price . – Sterne Agee (June 2015) We think this acquisition adds significantly to BWLD’s value with a significant boost to sales and earnings growth in 2016. In our opinion, BWLD remains one of the most consistent growth stories in the restaurant industry. – Feltl (June 2015) Franchise acquisition: Well played, BWLD – Morgan Stanley (June 2015) Despite near - term dilution from higher D&A and $5M in transition costs, we continue to believe the acquisition of 41 franchised units (to close in August) will be accretive to the tune of $0.015 - 0.02 in annualized EPS per location in 2016 . – Wedbush (July 2015) We applaud these recent moves as BWLD has been generating solid cash flows and is using that capital to support growth. We believe the potential for opportunistic transactions still exist, despite the size of these recent deals. – Deutsche Bank (June 2015) We believe franchised acquisitions represent an effective use of capital, given the expected ROI (targeted at/above new company - unit openings). – Baird (June 2015)

58 % FRANCHISED — FY 2016 FRANCHISE MIX 1 • No casual dining company has ever moved from a ~50% franchise mix to a ~90% mix in less than four years • Only three casual dining concepts 1 , Applebee’s, IHOP and Denny’s, have over 50% franchise mix - IHOP and Denny’s are “family dining” concepts without the complexity of technology, TVs or active bars • We have studied Applebee’s as a case study - It took five years to refranchise 479 stores and move from a 74% to a 99% franchise mix - Public disclosure implies Applebee’s realized a sale multiple below 6x across the entire refranchising program - DineEquity’s share price and operating performance stagnated both during and after the refranchising program MARCATO’S PROPOSAL FOR A 90% FRANCHISE MODEL IS UNPRECEDENTED AN D UNPROVEN 100% 99% 90% 49% 41% 20% 17% 16% 11% 7% 4% 3% 3% 3% 2% 1% 0% 0% 0% Source: Company filings. Note: Individual concept data shown for BLMN, DIN, DRI, EAT and IRG. 1. Excludes concepts with less than 100 units.

59 • Marcato continues to erroneously reference the successful refranchising of certain QSR concepts in order to support its case for a large - scale refranchising • Operations of QSR are more formulaic and QSRs are therefore easier to refranchise • Casual dining is particularly unsuited for franchising: - Differentiated , innovation - driven experience versus a focus on speed and standardization - Table service, alcohol service and technology increase the complexity of execution CASUAL DINING RESTAURANTS AND QSRS ARE DIFFERENT CASUAL DINING RESTAURANTS ARE SIGNIFICANTLY MORE COMPLEX THAN RUNNING A QSR OPERATION AND WE BELIEVE MUCH HARDER TO STANDARDIZE OPERATIONS AND SERVICE. – Dougherty & Co. (April 2017) Source: Wall Street research.

60 MARCATO’S COMPARISON TO BWLD’S “STATUS QUO” IS OBSOLETE AND MISLEADING Marcato clearly omits well - known initiatives implemented by BWLD since June 2016 from its purported “Status Quo” CRITICAL MISSING PIECES • Acceleration of share repurchase program • Cost savings initiatives • 1.5x net leverage target • Phase I refranchising    

61 MARCATO’S CASE FOR A 90% FRANCHISE MODEL IS BASED ON FLAWED ASSUMPTIONS BWLD can sell more than 500 stores by 2020 for 6x EBITDA BWLD can repurchase shares for 8x - 9x EBITDA through 2020, before suddenly re - rating to 13x EBITDA BWLD will trade at 13x after refranchising, a higher multiple than observed for any comparable casual dining peer, including highly franchised companies BWLD can reduce G&A, as a percentage of system - wide sales, below where we believe is achievable while appropriately supporting our business A scale refranchising will not negatively impact BWLD’s 5% royalty rate BWLD will continue to develop new restaurants during the proposed refranchising period, even refranchising more restaurants than BLWD owns today BWLD can achieve a lower tax rate than what would be realized in a highly franchised system 1 5 2 3 4 6 BWLD evaluated a range of franchise ownership models, using a variety of analytical methodologies, and does not see a clear path to value creation from a large - scale refranchising, absent these assumptions 7

62 MARCATO’S PROJECTED SHARE REPURCHASE PRICES • For purposes of its buyback math, Marcato assumes the stock appreciates at 15% per year - Implies an 8 - 9x EV/EBITDA multiple • The share price suddenly re - rates to 13x at the end of the projection period, resulting in a ~$400 share price MARCATO’S CASE FOR A 90% FRANCHISE MODEL IS BASED ON FLAWED ASSUMPTIONS ( CONT’D ) Source: Marcato filings. $144 $402 0 100 200 300 $400 ~$255 2016E Share Repurchase Share Price a s of 6/13/16 Implied PF 12/31/2020 E Share Price 2017E Share Repurchase 2018E Share Repurchase 2019E Share Repurchase 2020E Share Repurchase Main source of value creation is unrealistic assumption of repurchasin g stock well below “fair value” before a sudden multiple re - rating 15% annual share price appreciation

63 THE MARCATO HEDGE FUND EFFORTS TO TAKE OVER THE BOARD AND UNSEAT ALL MANAGEMENT WILL BE SUCCESSFUL…90 % PLUS OF THE 610 COMPANY UNITS WILL BE REFRANCHISED…IT WILL NOT BE AN AUCTION OR FIRE SALE, BUT WILL CLEARLY REDUCE THE VALUE OF YOUR ASSET DURING THIS PERIOD. TOO MUCH AVAILABLE PRODUCT IN THE MARKET WILL CAUSE A COMMENSURATE DECLINE IN VALUE AND DEMAND OVER A 2 - 3 YEAR PERIOD. I KNOW THIS EXERCISE FROM BEING THE ARCHITECT OF REFRANCHISING 250 TGI FRIDAYS IN 2013. – Emil Lee Sanders, Marcato Nominee for BWLD Board (August 2016 email to franchisees) MARCATO’S VIEWS ON MARKET APPETITE FOR REFRANCHISING ARE CALLED INTO QUESTION BY ITS OWN BOARD NOMINEE

MARCATO IS DISREGARDING OPERATING MODELS TO DRIVE MISGUIDED CONCLUSIONS



HIGHLY FRANCHISED COMPANIES TRADE AT HIGHER MULTIPLES
70+% mix = higher multiples
BWLD is one of few "in the middle"
BWLD's growth would command a premium multiple if it were more highly franchised
Franchise Mix = Margin = ROIC = Multiple
< 30% Franchised
L: 4.1x M: 9.9x H: 10.9x
30 - 70% Franchised
L: 8.2x M: 8.7x H: 14.3x
>70% Franchised
L: 9.5x M: 14.7x H: 19.6x
Primarily QSR and Fast Casual
Primarily Casual Dining
EV / EBITDA (NTM)
% Franchised
DPZ
QSR
PLKI(2)
YUM
PZZA
DNKN
MCD
WEN
PNRA(2)
PLAY
CAKE
TXRH
DRI
CBRL
BJRI
RRGB
BLMN
RT
PNRA (4/15/15)(1)
EAT
JACK
DENN
SONC
DIN
≤ 1% EBITDA growth ('17-'18E)
1-7% EBITDA growth ('17-'18E)
7+% EBITDA growth ('17-'18E)
Source: Company filings, CapitalIQ. Market data as of 4/19/17. EBITDA multiples shown on an "NTM" basis, based on Wall Street consensus estimates.
(1) On April 15, 2015, Panera announced progress on its earlier goal of refranchising 50-150 stores in 2015, as well as achieving G&A savings & an increased repurchase program funded with cash flow, new debt, and the proceeds from refranchising. Panera cited its engagement in constructive dialogue with Luxor Capital.
(2) Represents unaffected multiples referring to last days before widespread public M&A rumors (4/2/17 and 2/10/17 for PNRA and PLKI, respectively).
MARCATO

- Valuation multiples correspond to divergent operating models (e.g., QSR, fast casual and casual dining)
- Denny's and DineEquity are examples of highly franchised models with multiples in line with casual dining players
- Notably, Marcato excludes Chipotle and Starbucks, which are not highly franchised but which trade at multiples of ~22x and ~15x EV/NTM EBITDA[1], respectively

1. As of April 28, 2017.

64

65 MARCATO IS REPEATING THE SAME FLAWED TACTIC APPLIED AT APPLEBEE’S 30 50 70 90 110 130 $150 Sep 2011 Nov 2012 Dec 2013 Feb 2015 Mar 2016 Apr 2017 DIN BWLD Source: Company filings and FactSet. Note: Market data as of April 28, 2017. 1. Per Marcato 13D filing from December 19, 2012. TSR from filing to exit was 13.2%. 2. Holding period calculated from initial disclosure and exit based on 13F filings. KEY CONSIDERATIONS INDEXED TO DIN’S SHARE PRICE Marcato discloses initial investment (13F) Applebee’s completes refranchising program, transitioning to a 99% franchised system Marcato increases stake to 5.5% and files 13D with white paper Marcato increases stake to 9.4% Marcato reduces stake to 0.3% Marcato exits investment (13F) CEO announces resignation DIN 47% BWLD 163% DIN since 3Q13 (18%) The refranchising campaign associated with the Company’s 2007 acquisition of Applebee’s, and the related debt reduction effort, is now complete. The Company has successfully transitioned its business model to that of a pure royalty collector that creates value for its network of franchisees by providing brand and menu management expertise. In our view, this business model is very attractive. – Mick McGuire in 13D filing (December 2012) 1 Marcato was very supportive of a highly franchised model Same - store sales growth has struggled Share price has decreased 18% since Marcato exited A B C A 1 2 3 4 5 6 7 1 2 3 4 5 6 7 C Same - Store Sales Growth FY ’11 FY ’12 FY ’13 FY ’14 FY ’15 FY ’16 Q1 ’17 Applebee’s 2.0% 1.2% (0.3%) 1.1% 0.2% (5.0%) (7.9%) BWLD Company - owned 6.1% 6.6% 3.9% 6.5% 4.2% (2.4%) 0.5% BWLD Franchised 3.6% 6.5% 3.3% 5.6% 2.5% (2.7%) 0.6% B Marcato holding period (21 months 2 )

66 MARCATO’S PROPOSED SLATE WOULD REMOVE ALL INSTITUTIONAL KNOWLEDG E FROM BWLD BOARD AVERAGE TENURE IF SHAREHOLDERS SUPPORT MANAGEMENT’S SLATE 1 AVERAGE TENURE IF SHAREHOLDERS SUPPORT MARCATO’S SLATE 1 Source: Company filings. 1. As of June 2017, in years. 2. Pro forma for 2017 management nominees. 3. Pro forma for 2017 Marcato nominees. If Marcato’s nominees are elected, the independent directors of BWLD, one of the most successful casual dining companies in the country, would suddenly have an aggregate of 24 months of Board service 3.8 2.4 3.2 4.1 4.2 6.0 6.0 7.1 7.5 8.2 8.4 9.1 10.1 11.4 13.4 2 0.3 2.4 3.2 4.1 4.2 6.0 6.0 7.1 7.5 8.2 8.4 9.1 10.1 11.4 13.4 3

MARCATO'S NOMINEES OTHER THAN ROVIT WOULD NOT ADD VALUE TO BWLD BOARD

Our Governance Committee, chaired by a new Director, evaluated Marcato's proposed Directors

NOMINEE		WHY WE HAVE NOT SUPPORTED
	**Scott Bergren** Former Yum! Brands Executive	• Incumbent Director Harmit Singh was senior executive at Pizza Hut/Yum!; no need to add another Director with background from same organization • Experience is duplicative with several Board nominees, including Janice Fields, former President, McDonalds USA • Materially underperformed key competitors during leadership at Pizza Hut • Served as CEO of Chevy's prior to its bankruptcy; La Quinta Holdings share price has declined 42% since joining Board[1] • Governance Committee believes Mr. Bergren has pre-judged refranchising strategy without benefit of company's internal analysis • Refused to interview with the Chairman of the Board
	**Emil Lee Sanders** Managing Partner of Rocket Chicks	• Mr. Sanders has exaggerated his involvement and experience at BWLD; system-wide sales were $916 million when he left the company by mutual agreement, not $2.5 billion as he claims • After being nominated to Marcato's slate, Mr. Sanders continues to actively solicit buying BWLD restaurants from franchisees—a clear conflict of interest
	**Richard "Mick" McGuire** Founder and Managing Partner of Marcato	• No operating or execution experience • Not re-nominated by NCR Board after just one year on that Board • Was Director, then Chairman, of Borders Group, which filed for bankruptcy after Mr. McGuire implemented his activist strategy • Did not interview with the Board Governance Committee

1. As of April 28 2017.

67

68 0 5 10 15 20 25 $30 Jan 2006 Mar 2007 May 2008 Aug 2009 Oct 2010 Dec 2011 Borders MCGUIRE HAS A TRACK RECORD OF LOSSES IN THE BOARDROOM BORDERS INVESTMENT THESIS BORDERS SHARE PRICE DURING MCGUIRE’S INVOLVEMENT McGuire’s fund takes 11% stake in Borders Group Inc. McGuire Joins Board Borders appoints McGuire to Board of Directors Borders puts itself for sale and suspends dividends Borders fails to find a buyer, issues 5.15 million warrants to McGuire's fund McGuire Becomes Board Chair McGuire appointed as non - executive Chairman of the Board McGuire resigns as Chairman Plan Fails Borders goes bankrupt and files Chapter 11 Borders (100%) I am optimistic about the future of Borders and look forward to working with the Board and the management team as the company executes its strategic turnaround plan…The company has many near and long - term opportunities. The plan is a sound strategic roadmap and I’m pleased to be part of a process designed to deliver value for all shareholders over the long - term . – Mick McGuire (January 17, 2008, Borders press release) • Capitalize on misunderstood perception of book superstore industry • Achieve scale via acquisition of smaller players or sale to another bookseller • Focus on core superstore formats and evaluate alternatives for other formats (e.g., mall stores and international) • Rationalize costs amid difficult operating environment 1 2 3 4 5 6 7 1 2 3 4 5 6 7 McGuire’s “plan” to create value for Borders was unsuccessful, and Borders was eventually liquidated in a bankruptcy process

69 5 10 15 20 25 30 35 40 45 $50 Nov 2014 May 2015 Nov 2015 May 2016 Oct 2016 Apr 2017 MCGUIRE HAS NO TRACK RECORD OF SUCCESS IN A BOARDROOM MCGUIRE DID NOT CREATE ANY VALUE WHILE AT NCR McGuire joins NCR’s Board in November 2014 NCR announces a strategic partnership with Blackstone McGuire resigns from NCR Board; share price declined 8% during McGuire’s Board tenure McGuire exits position, 13 months after joining Board NCR 43% 1 2 a 2 b 3 Source: Company filings and FactSet. Note: Market data as of April 28, 2017. The lost y ear McGuire’s Board tenure marked by 8% decline in share price Value creation w as possible Share price has increased 69% since McGuire exited position 1 2 a 2 b 3

70 EMIL LEE SANDERS’S BIOGRAPHY “Earlier in his career from August 2001 through April 2007, Mr. Sanders served as Senior Vice President of Development and Franchising for Buffalo Wild Wings. In this role, he successfully planned and led the national rollout and opening of 486 units within seven years — driving annual retail sales to $2.5 billion for the 1,000+ unit chain.” – Marcato’s Definitive Proxy (April 2017) SANDERS’S PURPORTED EXPERIENCE IS INACCURATE AND NOT WORTHY OF A PUBLIC BOARD ROLE ROCKET CHICKS • Sanders formed Rocket Chicks, LP in January 2015 • Signed an area development agreement committing to develop 80 Golden Chick restaurants in the Houston and Beaumont areas by 2025, an average of eight per year • After two years, has only opened two restaurants in the greater Houston and Beaumont areas • Now actively soliciting BWLD franchisees to buy BWLD restaurants • Involvement in Rocket Chicks is a conflict and would, for example, preclude him from being a BWLD franchisee Source: Company websites and filings and news releases. LTM SYSTEM - WIDE SALES AS OF Q1 2007 UNITS OPENED BETWEEN FY 2001 AND Q1 2007 Sanders's Claim Actual 486 281 Sanders's Claim Actual $2.5 billion $916 million

71 My name is Lee Sanders… I am quite excited to write you about a new venture I am working on with Gemspring Capital. We are partnering to acquire quality, successful and sustainable Buffalo Wild Wings franchise networks . – Emil Lee Sanders, Marcato Board Nominee ( Letter to a BWLD franchisee dated February 6, 2017, after being nominated to the BWLD Board 1 ) I am leading a private group acquiring BWW networks…The timing for you and your investors [to sell to me] could not be better . The Marcato Hedge Fund efforts to take over the Board and unseat all management will be successful…90 % plus of the 610 Company units will be refranchised… – Emil Lee Sanders, Marcato Board Nominee ( August 2016 email to franchisees regarding interest in acquiring units) 1. Sanders signed consent to be named a Marcato nominee on January 25, 2017. EMIL LEE SANDERS LACKS JUDGMENT AND IS CONFLICTED SANDERS SOUGHT TO SCARE FRANCHISEES INTO SELLING TO HIM, USING M ARCATO’S PLATFORM TO HIS PERSONAL ADVANTAGE

72 20 60 100 140 180 $220 Dec 2010 Dec 2011 Dec 2012 Dec 2013 Dec 2014 YUM! Papa John's DID SCOTT BERGREN’S LEADERSHIP HOLD BACK PIZZA HUT? Bergren promoted to CEO of Pizza Hut U.S. Bergren promoted to Pizza Hut Global CEO Bergren retires from position as Pizza Hut Global CEO Papa John’s 303% Domino’s 490% Pizza Hut is going stale. It's struggling while its corporate siblings Taco Bell and KFC are doing reasonably well…Same - store sales, one of the most important measures of health for a restaurant company, fell 3% at Pizza Hut. Sales were up at KFC and Taco Bell. Making matters worse, Pizza Hut's operating profits plunged 22% from a year ago . – CNN Money, July 17, 2014 However , sales at Pizza Hut were weak. In this environment, you win by delivering a consistent and compelling value message. And our competitors have simply done a better job in this area so far this year . – Richard T. Carucci , President, Yum! Brands, YUM Earnings Call, July 11, 2013 1 2 3 1 2 3 Source: Company filings and FactSet. Note: Market data as of December 31, 2014. 1. Represents U.S. same - store sales for Pizza Hut and North American same - store sales for Papa John’s and Domino’s. YUM! 49% As part of a brand overhaul, the subsidiary of Yum Brands is rolling out 11 new specialty pizzas, 10 different crust flavors, six new sauces and five new ingredients… The shake - up comes at a time when Pizza Hut has suffered eight consecutive quarters of declining same - store sales and as rivals have reaped the benefits of revamps . – Bloomberg, November 19, 2014 Material share price underperformance as compared to key competitors Material same - store sales underperformance as compared to key competitors Domestic Same Store Sales Growth 1 FY ‘11 FY ‘12 FY ’13 FY ’14 Pizza Hut 0.0% 3.0% (2.0%) (3.0%) Papa John’s 3.4% 3.6% 4.0% 6.7% Domino’s 3.5% 3.1% 5.4% 7.5%

73 What looks good on paper is not necessarily achievable in reality. The fact that we have not seen as many significant refranchising efforts in casual dining probably also tells us something about the willingness of buyers… Refranchising, especially on a deadline, also brings with it operational and franchisee selection risks . A B - Dub is more complex than the typical QSR. Morgan Stanley (September 2016) Aside from the logistical/operational issues of embarking on such a transformational strategy, our math does suggest there is accretion to shareholder value at current levels. However, it is more modest than some may believe and we are more attracted to BWLD’s risk/reward without pursuing a refranchising strategy . – Oppenheimer (September 2016) Source: Wall Street research. SELL - SIDE ANALYSTS ARE HIGHLY SKEPTICAL OF MARCATO’S SHORT - SIGHTED PLAN We are not convinced that Marcato's vision of refranchising the BWW system to a 90%+ franchise model is the solution to better results and a higher stock . Other casual dining companies, such as Applebee's (DIN: not - rated), have tried and failed over the past decade at implementing the re - franchising strategy. – Dougherty & Co. (April 2017 ) We are… concerned the potential for a shift in strategy by BWLD to bulk up its shareholder return policy, while perhaps the correct decision at least in the short term, could place substantial pressure on the company’s valuation . – Longbow Research (January 2017) Despite the calls from activist investor, Marcato, to embark on a massive re - franchising effort, management indicated that no bids for locations had emerged over the past several months. We remain skeptical of a large - scale re - franchising effort and believe focusing efforts on improving sales and margins remains the best of use of management's time. – Dougherty & Co. (October 2016)

74 BUFFALO WILD WINGS IS ON THE RIGHT TRACK . WHETHER IT’S ANNUAL SAME - STORE SALES, AVERAGE CUSTOMER CHECK, UNIT GROWTH AND VOLUME – OR THE ALL - IMPORTANT POPULARITY WITH AND SPENDING BY THE MOST POPULOUS GENERATIONAL SEGMENT, MILLENNIALS – WE THINK BUFFALO WILD WINGS’ RECIPE FOR SUCCESS IS NOT ONE TO BE ALTERED TO ACCOMMODATE A SHORT - TERM AND UNCERTAIN VISION BY A MINORITY SHAREHOLDER GROUP . – Mark Jones , 32 - unit franchisee and Vice Chairman of the Franchise Business Services Board of Directors (March 13, 2017, press release by Franchise Business Services) BWLD IS ON THE RIGHT TRACK Source: Franchise Business Services press release on March 13, 2017.

VOTE FOR BWLD’S NOMINEES ON THE YELLOW CARD

Appendix

Non - GAAP Reconciliati ons

RESTAURANT-LEVEL PROFIT AND RESTAURANT-LEVEL MARGIN

Restaurant-level profit and restaurant-level margin are neither required by, nor presented in accordance with U.S. GAAP and are non-GAAP financial measures. Restaurant-level profit is defined restaurant sales less restaurant operating costs (cost of sales, labor, operating, and occupancy expense). Restaurant-level margin is defined as restaurant-level profit as a percentage of restaurant sales. Restaurant-level profit and restaurant-level margin have limitations as analytical tools, and should not be evaluated in isolation or as substitutes for analysis of results as reported under U.S. GAAP. Management believes the restaurant-level profit and restaurant-level margin are important tools for investors because they are widely-used metrics within the restaurant industry to evaluate restaurant-level productivity, efficiency and performance. Management uses restaurant-level profit and restaurant-level margin as key performance indicators to evaluate the profitability of company-owned restaurants.

A reconciliation of restaurant sales to restaurant-level margin is provided below:

	FISCAL YEARS ENDED					
	Dec. 25, 2016	Dec. 27, 2015	Dec. 28, 2014	Dec. 29, 2013	Dec. 30, 2012	Five year simple average
Restaurant sales	$ 1,891,616	1,715,000	1,422,990	1,185,351	963,963	
Restaurant operating costs	1,557,680	1,395,983	1,146,636	966,789	788,384	
Restaurant-level profit	333,936	319,017	276,354	218,562	175,579	
Restaurant-level margin	17.7%	18.6%	19.4%	18.4%	18.2%	18.5%

	FISCAL YEARS ENDED					
	Dec. 25, 2011	Dec. 26, 2010	Dec. 27, 2009	Dec. 28,2008	Dec. 30, 2007	Ten year simple average
Restaurant sales	$ 717,395	555,184	488,702	379,686	292,824	
Restaurant operating costs	572,599	453,265	402,934	313,237	245,809	
Restaurant-level profit	144,796	101,919	85,768	66,449	47,015	
Restaurant-level margin	20.2%	18.4%	17.6%	17.5%	16.1%	18.2%

Note: Amounts in the reconciliation above are denoted in thousands.

78

79 Earnings before interest, taxes, and depreciation and amortization (EBITDA) is not required by, nor presented in accordance w ith U.S. GAAP and is a non - GAAP financial measure. The Company defines EBITDA as net earnings including non - controlling interests plus interest expense, income tax expense, and depreciation and amort ization. EBITDA has limitations as an analytical tool, and should not be evaluated in isolation or as a substitute for analysis of results as reported under U.S. GAAP. Management utilizes this metri c a s a basis for evaluating our ongoing operations. We also utilize EBITDA, in conjunction with our debt balances, to evaluate our capital structure as it comprises a component of our leverage target. We believe investors' understanding of our performance and capital structure is enhanced by including this non - GAAP financial measure as a reasonable basis for evaluating our ongoing results of operations, wi thout the effects of interest, taxes, and depreciation and amortization . A reconciliation of net earnings including noncontrolling interests to EBITDA is provided below: EBITDA Note: Amounts in the reconciliation above are denoted in thousands. TWELVE MONTHS ENDED Dec. 25, 2016 Dec. 27, 2015 Net earnings including noncontrolling interests $ 94,213 94,876 Income tax expense 39,791 41,265 Interest expense 4,160 1,685 Depreciation and amortization 152,140 127,503 EBITDA $ 290,304 265,329

80 Adjusted earnings before interest, taxes, and depreciation and amortization (Adjusted EBITDA) is not required by, nor present ed in accordance with U.S. GAAP and is a non - GAAP financial measure. The Company defines Adjusted EBITDA as income from operations plus depreciation and amortization, loss on asset disposals and imp air ment, and other income (expense), net. Adjusted EBITDA has limitations as an analytical tool, and should not be evaluated in isolation or as a substitute for analysis of results as reported under U.S . GAAP. Management utilizes this metric as a basis for evaluating our ongoing operations. We believe investors ' understanding of our performance is enhanced by including this non - GAAP financial measure as a reasonable basis for evaluating our ongoing results of operations, without the effects of interest, taxes, depreciation and amortization, loss on asset disposals and impairment, and other income (expense), net. We also believe the exclusion of these items allows our investors to usefully compare our results with our competitors. A reconciliation of income from operations to Adjusted EBITDA is provided below : ADJUSTED EBITDA Note: Amounts in the reconciliation above are denoted in thousands. 1. Other income (expense) includes items such as income (loss) on minority investments, changes in fair value of our contingent consid era tion, and income (expense) from investments held for our deferred compensation plan. FISCAL YEARS ENDED Dec. 25, 2016 Dec. 27, 2015 Dec. 29, 2013 Dec. 25, 2011 Dec. 31, 2006 Income from operations $ 136,700 138,487 100,861 72,784 21,499 Depreciation and amortization 152,140 127,503 84,978 49,913 14,492 Loss on asset disposals and impairment 8,434 7,462 3,262 1,929 1,008 Other income (expense), net 1 1,464 (661) 812 118 2,339 Adjusted EBITDA $ 298,738 272,791 189,913 124,744 39,338

ROIC

Return on invested capital (ROIC) is neither required by, nor presented in accordance with U.S. GAAP and is a non-GAAP financial measure. ROIC is defined as adjusted earnings after income taxes divided by average total capital. Adjusted earnings is calculated by adding loss on asset disposals and impairment, and other income (expense), net, to income from operations. This amount is then adjusted for an estimated income tax expense. Total capital is calculated by adding the current and long-term portions of debt and capital lease obligations, and total equity. Average total capital is calculated as the sum of current and prior year ending total capital divided by two. ROIC has limitations as an analytical tool, and should not be evaluated in isolation or as a substitute for analysis of results as reported under U.S. GAAP. Management utilizes ROIC as a measure of efficiency and effectiveness of our use of capital, and believes investors can utilize this metric to compare the Company's efficiency and effectiveness of capital deployment to that of our competitors.

	FISCAL YEARS ENDED					
		Dec. 25, 2016	Dec. 27, 2015	Dec. 28, 2014	Dec. 29, 2013	Dec. 30, 2012
Income from operations	$	136,700	138,487	135,724	100,861	82,614
Loss on asset disposals and impairment		8,434	7,462	3,827	3,262	3,291
Other income (expense), net[1]		1,464	(661)	(124)	812	754
Adjusted earnings before interest and taxes		146,598	145,288	139,427	104,935	86,659
Estimated income tax expense[2]		43,540	44,022	42,525	30,956	27,124
Adjusted earnings after income taxes	$	103,058	101,266	96,902	73,979	59,535
Total debt[3]	$	209,057	73,101	—	—	—
Total equity		517,900	655,737	574,299	465,808	383,372
Total capital[4]	$	726,957	728,838	574,299	465,808	383,372
Average total capital	$	727,898	651,569	520,054	424,590	350,679
Return on invested capital		14.2%	15.5%	18.6%	17.4%	17.0%

Note: Amounts in the reconciliation above are denoted in thousands.
1. Other income (expense) includes items such as income (loss) on minority investments, changes in fair value of our contingent consideration, and income (expense) from investments held for our deferred compensation plan.
2. Our effective tax rates for the twelve-month periods ended December 25, 2016, December 27, 2015, December 28, 2014, December 29, 2013 and December 30, 2012 were 29.7%, 30.3%, 30.5%, 29.5%, and 31.3%, respectively. The calculated estimated income tax expense is based on these rates.
3. Total debt includes the current and long-term portions of debt and capital lease obligations on our Consolidated Balance Sheets.
4. Total capital for the fiscal year ended December 25, 2011 was $317,986 as shown on our Consolidated Balance Sheets.

81

STORE-LEVEL OPERATING ROIC

Store-level operating return on invested capital (store-level operating ROIC) is neither required by, nor presented in accordance with U.S. GAAP and is a non-GAAP financial measure. Store-level operating ROIC is defined as adjusted store-level earnings after income taxes divided by average adjusted property and equipment, net. Adjusted store-level earnings is calculated by adding loss on asset disposals and impairments, other income (expense), net, amortization expense, pre-opening expense, general and administrative expense, and other store-level loss to income from operations, and franchise royalties and fees are reduced from income from operations. This amount is then adjusted for an estimated income tax expense. Adjusted property and equipment, net is calculated by subtracting other property and equipment, net from the property and equipment, net line item shown on our Consolidated Balance Sheets. Average adjusted property and equipment, net is calculated as the sum of current and prior year ending adjusted property and equipment, net, divided by two. Store-level operating ROIC has limitations as an analytical tool, and should not be evaluated in isolation or as a substitute for analysis of results as reported under U.S. GAAP. Management utilizes store-level operating ROIC as a measure of efficiency and effectiveness of our use of capital as it relates to individual stores or groups of stores, and believes investors can utilize this metric to compare the Company's efficiency and effectiveness of capital deployment to that of our competitors.

	FISCAL YEARS ENDED	
	Dec. 25, 2016	Dec. 27, 2015
Income from operations	$ 136,700	
Loss on asset disposals and impairment	8,434	
Other income (expense), net[1]	1,464	
Amortization expense	18,294	
Pre-opening expense	8,730	
General and administrative expense	123,109	
Franchise royalties and fees	(95,177)	
Other store-level loss[2]	1,150	
Adjusted store-level earnings before interest and taxes	202,704	
Estimated income tax expense[3]	60,203	
Adjusted store-level earnings after income taxes	$ 142,501	
Property and equipment, net	$ 592,806	$ 604,712
Other property and equipment, net[4]	72,903	24,564
Adjusted property and equipment, net	$ 519,903	$ 580,148
Average adjusted property and equipment, net	$ 550,026	
Store-level operating ROIC	25.9%	

Note: Amounts in the reconciliation above are denoted in thousands.

1. Other income (expense) includes items such as income (loss) on minority investments, changes in fair value of our contingent consideration, and income (expense) from investments held for our deferred compensation plan.
2. Consists of purchase rebate income of $11.8 million, corporate depreciation of $5.0 million, loss from operations for stores closed, impaired or not open during all of fiscal year 2016 of $3.8 million, cost of purchasing services of $2.5 million, and other losses from operations of $1.6 million.
3. Our effective tax rate for the twelve-month period ended December 25, 2016 was 29.7%. The calculated estimated income tax expense is based on this rate.
4. Consists of property and equipment of stores that were closed, impaired or not open during all of 2016 of $56.0 million and $4.2 million at the twelve-month periods ended December 25, 2016 and December 27, 2015 respectively. Also consists of corporate property and equipment or construction in process assets that are not allocated to an individual store of $12.3 million and $18.6 million at the twelve month periods ended December 25, 2016 and December 27, 2015, respectively. Also consists of other property and equipment of $4.6 million and $1.7 million at the twelve-month periods ended December 25, 2016 and December 27, 2015, respectively.

82

BWLD Director and Nominee Biographies

BWLD DIRECTOR AND NOMINEE BIOGRAPHIES



Jerry R. Rose
Director Since: 2010
Age: 66
Board Roles:
Chairman of the Board

Career Highlights and Experience:

Mr. Rose served as Corporate Vice President of Cargill, Inc. from 2004 to September 2012. Mr. Rose began his career at Cargill as a Financial Management Trainee and, during his 40-year tenure there, had multiple roles in the Accounting and Finance departments and gained extensive restaurant and supply chain expertise. Mr. Rose spent almost one half of his career working directly with a large number of restaurant chains, many of which were multi-national. Mr. Rose's responsibilities included approving major dedicated supply chain operations and major innovation models, both domestic and international, all of which required a significant understanding of each chain's strategy. He served as chair of the Cargill Business Excellence Committee, which focused on developing high-performance businesses in Cargill worldwide. Mr. Rose was assigned to Sunny Fresh Foods, where he worked for 12 years, rising to President in 1995. Under Rose's leadership, Sunny Fresh Foods became the first food company to receive the Malcolm Baldrige Quality Award in 1999. He was a member of the Corporate Center and a platform leader for the Cargill Animal Nutrition, Animal Protein & Salt Platform and the Cargill BioFuels, BioIndustrial & Emerging Business Platform. He is a past member of the North Dakota and Arkansas State Societies of Certified Public Accountants and the American Institute of Certified Public Accountants

Other Affiliations:

Daybreak Foods, a privately-held large egg production company operating in the United States, Board and chairman since January, 2013

Additional Qualifications and Skills:

Mr. Rose is a financial expert who brings to our Board of Directors experience in strategic planning, acquisitions and capital allocation. He has senior management experience in a large global organization and brings experiences from the many restaurant companies he supported. He brings expertise in food production and processing, food manufacturing, financial markets, transportation and animal nutrition

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85 BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT’D) Career Highlights and Experience: Ms. Smith has served as our Chief Executive Officer and President since July 1996. She served as our Chief Financial Officer fro m 1994 to 1996. Prior to joining Buffalo Wild Wings, she was the Chief Financial Officer of Dahlberg, Inc., the manufacturer and franchisor o f M iracle - Ear hearing aids, from 1983 to 1994. Ms. Smith began her career with KPMG LLP, an international accounting and auditing firm. Ms. Sm ith is a CPA Other Affiliations: • Hormel Foods Corporation Board of Directors since 2014 • Alerus Financial Corporation, a private chain of financial institutions based in Grand Forks, North Dakota, Board of Directors since 2007 • Allina Health, a not - for - profit health care system with 13 hospitals and more than 90 clinics, Board of Directors since 2012 • National Restaurant Association Board of Directors, including service as its chairperson in 2011 Additio nal Qualifications and Skills: Ms. Smith has led our company through significant growth and success. Her financial background gives her focus on the details of restaurant economics and her involvement in the National Restaurant Association exposes her to the current issues in the restaurant indu str y. Her election as 2011 chairperson demonstrates that she is respected as an industry leader Sally J. Smith Director Since : 1996 Age: 59

86 J. Oliver Maggard Director Since: 1999 Age: 62 Board Roles: Audit Committee BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT’D) Career Highlights and Experience: Mr. Maggard has served as Managing Partner of Caymus Partners LLC, an investment banking firm, since October 2002, and as a Managing Partner of its affiliate Caymus Equity Partners, LLC, a private equity firm, since its founding in 2012. From January 1995 to October 2002, Mr. Maggard was a Managing Director and Partner of Regent Capital Management Corp., a private equity firm which he co - founded. Prior to founding Regent Capital, Mr. Maggard held various positions with Bankers Trust Company, Kidder Peabody & Company, Inc., Drexel Burnham Lambert Incorporated and E.F. Hutton & Co. Other Affiliations: Serves as a Director of four portfolio companies of Caymus Equity Partners, LLC, all privately held companies, including a chain of physical therapy facilities, a unit play in the consumer/wellness space, since 2016 Additional Qualifications and Skills: Mr. Maggard has significant financial experience and brings strong leadership to our Board of Directors and its Audit Committee. Througho ut his career, he has advised and invested in numerous consumer oriented businesses, including multiple restaurant concepts. While r evi ewing hundreds of investment opportunities each year, he has a thorough understanding of the drivers of value in both public and private com pan ies. He understands the importance of unit level economics as one of those value drivers, as well as how they have an impact on the f ina ncials of the overall company

BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT'D)



Cynthia L. Davis
Director Since: 2014
Age: 55
Board Roles:
Compensation Committee Chair
Governance Committee

Career Highlights and Experience:

Ms. Davis served as an executive at Nike for 10 years, most recently as Vice President of Nike Inc. and President of Nike Golf from 2008 until her retirement in December 2014. In her role with Nike Golf, she led the $800 million global golf business, including all product, marketing, sports marketing, sales, operations, finance, legal, and human resources responsibilities. Davis drove innovative profitable growth and a team of elite athletes headlined by two of the most iconic golf athletes. To that end, in 2013, she was recognized as one of Sports Illustrated's "50 Most Powerful People in Sports." Prior to joining Nike in 2005, Davis was the Senior Vice President of Golf Sponsorships, Sports Marketing and New Media for the Golf Channel. Leading up to that, she was the President and CEO of The Arnold Palmer Golf Company after serving as Vice President of the Ladies Professional Golf Association (LPGA). Davis is a former chairperson of the National Golf Foundation (NGF) and has served on the Golf 20/20 Executive Committee

Other Affiliations:

Kennametal Inc. Board of Directors, including service on its audit and governance committees, since December 2012

Additional Qualifications and Skills:

Through her business background, Ms. Davis brings to the Board of Directors significant global business leadership skills. She has experience in strategic planning, innovation and consumer initiatives, go-to-market profitable growth plans, and expertise in the sports industry. She also brings corporate governance experience to the Board, through her experience with other public companies

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BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT'D)



Andre J. Fernandez
Director Since: 2016
Age: 48
Board Roles:
Governance Committee Chair
Audit Committee

Career Highlights and Experience:

Mr. Fernandez is the President and Chief Executive Officer of CBS RADIO. In this role, Mr. Fernandez is responsible for the overall direction and management of that company, which includes 117 over-the-air radio stations in 26 major markets, production and distribution of original content in sports, news and entertainment, and production of live events and festivals. Prior to joining CBS RADIO, Mr. Fernandez worked for Journal Communications Inc. from October 2008 to March 2015, where he served in multiple operating, financial and strategy roles, most recently as the President and Chief Operating Officer. Previously, Mr. Fernandez served in a number of leadership roles of increasing responsibility at the General Electric Company, including Chief Financial Officer of Telemundo Communications; Chief Financial Officer and Controller of GE Latin America; Chief Financial Officer of GE Digital Energy; Assistant Treasurer of GE Corporate Treasury; and Chief Financial Officer of GE Capital Information Technology Solutions (ITS) Brazil. Additionally, Mr. Fernandez has been named to Billboard's "Power 100" list which recognizes the most influential executives in the music industry and was ranked the second most powerful person in radio on Radio Ink's "40 Most Powerful People in Radio" list

Other Affiliations:

- National Association of Broadcasters Board of Directors since May 2016
- Froedtert Health, a $2 billion academic healthcare system based in Wisconsin, Board of Directors since July 2011, Vice Chair from 2014–2016
- Television Bureau of Advertising, Board member from 2014–2015

Additional Qualifications and Skills:

Mr. Fernandez brings to the Board of Directors global executive leadership skills. He has experience in mergers & acquisitions, P&L management, strategic planning, marketing, digital, global operations and sales

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89 BWLD DIRECTOR AND NOMINEE BIOGRAPHIES ( CONT’D ) Harry A. Lawton Director Since: 2016 Age: 42 Board Roles: Compensation Committee Career Highlights and Experience: Mr . Lawton has served as Senior Vice President of North America at eBay, Inc. since May 2015. At eBay, Mr. Lawton’s responsibil iti es include all functions for the Americas business unit, including merchandising, marketing, operations, business selling, consumer selling and advertising. He also has global responsibility for shipping, payments and risk and trust functions. Before joining eBay, Mr. Lawton held a number of leadership positions at Home Depot, Inc. from May 2005 until May 2015, including Senior Vice President of Merchandising of Hardlines , and Senior Vice President and President of that company’s online business. Prior to Home Depot, Mr. Lawton served as an Associate Principle f or McKinsey & Company from 2000 to 2005 Other Affiliations: • Children’s Discovery Museum of San Jose Board of Directors since 2015 • UVA Darden School corporate advisory Board since 2011 Additional Qualifications and Skills: Mr . Lawton brings to our Board of Directors extensive experience in retail, technology and global operations. He also contributes to the general management and strategic business development skills of our Board

BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT'D)



Harmit J. Singh
Director Since: 2016
Age: 54
Board Roles:
Audit Committee Chair

Career Highlights and Experience:

Mr. Singh has served as Executive Vice President and Chief Financial Officer at Levi Strauss & Co. since January 2013. He is responsible for managing that company's finance, information technology, strategic sourcing and global business services functions globally. Previously, Mr. Singh was Executive Vice President and Chief Financial Officer of Hyatt Hotels Corporation from 2008 to December 2012. Prior to that, he spent 14 years at Yum! Brands, Inc. in a variety of global leadership roles including Senior Vice President and Chief Financial Officer of Yum! Restaurants International (2005–2008) and Pizza Hut (2003–2005). Before joining Yum!, Mr. Singh worked in various financial capacities for American Express India & Area Countries

Other Affiliations:

- CNBC Global CFO Council, member 2015
- Wall Street Journal CFO Network, member 2014
- Avendra, LLC, Board of Directors and audit committee chair from 2009 to 2012

Additional Qualifications and Skills:

Mr. Singh brings to our Board of Directors broad financial knowledge across a variety of industries, including financial services, restaurants, hospitality and retail apparel. He also brings global experience in franchisee management, real estate and development, growth expansion and business turnarounds. He has worked with a diverse group of shareholders—both of public and private companies. During his professional career he has lived in 3 countries and 5 cities. Mr. Singh is a Chartered Accountant from India

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BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT'D)



Sam B. Rovit
Nominated for Election
Age: 59

Career Highlights and Experience:

Since October 2015, Mr. Rovit has served as President and Chief Executive Officer of CTI Foods, a leading provider of custom food solutions to major chain restaurants and food manufacturers. From September 2013 until March 2015, Mr. Rovit served as President of the Refrigerated Meals Business Unit at Kraft Foods, where he was responsible for managing iconic brands such as Oscar Mayer, Lunchables and Claussen Pickles. From February 2011 until August 2013, Rovit served as Kraft's EVP, Strategy, and President of Planters Nuts. Prior to that, Mr. Rovit was President and CEO of Swift & Company, and he also served as Partner and Director at Bain & Company, Inc. where he led the firm's Global Mergers & Acquisitions Practice

Additional Qualifications and Skills:

Mr. Rovit is a seasoned executive with over 20 years of experience in the food services industry. He has built and led consumer retail brands, and managed and serviced complex manufacturing supply chains. He will provide the Board and company with valuable industry knowledge, management experience and insight into value-maximizing strategies

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BWLD DIRECTOR AND NOMINEE BIOGRAPHIES (CONT'D)



Janice L. Fields
Nominated for Election
Age: 61

Career Highlights and Experience:

Ms. Fields served as President of McDonald's USA, LLC, a subsidiary of McDonald's Corporation, a fast food chain operator and franchiser, from January 2010 until her retirement in November 2012. Ms. Fields career at McDonald's spanned more than 35 years. Ms. Fields held numerous other roles at McDonald's, having started her career as a crew member. Prior to serving as President, she held several executive positions within McDonald's USA, including U.S. Division President for the Central Division from 2003 through 2006 and Executive Vice President and Chief Operating Officer from 2006 through January 2010

Other Affiliations:

- Monsanto Corporation Board of Directors since 2008, chair of Sustainability and Corporate Responsibility Committee since 2015
- Chico's FAS Board of Directors since 2013, chair of Corporate Governance and Nominating Committee since 2014
- Ronald McDonald House Charities Global Brand, a nonprofit organization supporting children's health, Board of Directors since 2012

Additional Qualifications and Skills:

Ms. Fields will bring to the Board of Directors a wealth of restaurant industry experience. She has expertise related in operations franchising, marketing, risk management, supply chain, human resources and strategic planning

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